ALPS | STERLING ETF TACTICAL ROTATION FUND	FINANCIAL INVESTORS TRUST Class A: ETRAX | Class C: ETRCX | Class I: ETRIX

Summary Prospectus February 28, 2016

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund online at www.alpssterling.com/prospectus.php. You can also get this information at no cost by calling 866.759.5679, by sending an e-mail request to info@alpsfunds.com, or by contacting your financial intermediary. The Fund’s prospectus and statement of additional information, each dated February 28, 2016, along with the Fund’s most recent annual report dated October 31, 2015, are incorporated by reference into this summary prospectus and may be obtained, free of charge, at the website, phone number or e-mail address noted above.

INVESTMENT OBJECTIVE

The Fund seeks investment results that correspond (before fees and expenses) generally to the performance of the Sterling Tactical Rotation Index (the “Index”).

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for certain sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial professional and in “BUYING, EXCHANGING AND REDEEMING SHARES” at page 120 of the Prospectus and in “PURCHASE, EXCHANGE & REDEMPTION OF SHARES” at page 91 of the Fund’s statement of additional information.

Shareholder Fees (fees paid directly from your investment)
	Class A	Class C	Class I
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.50%	None	None
Maximum deferred sales charge (as a percentage of the lower of original purchase price or redemption proceeds)	None	1.00%	None
Redemption Fee (as a percentage of exchange price or amount redeemed within 30 days of purchase)	1.00%	1.00%	1.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Class I
Management Fees	0.95%	0.95%	0.95%
Distribution and Service (12b-1) Fees	0.25%	0.75%	0.00%
Other Expenses	0.96%	1.03%	0.88%
Shareholder Services Fees	0.15%	0.25%	0.00%
Other Fund Expenses	0.81%	0.78%	0.88%
Acquired Fund Fees and Expenses	0.16%	0.16%	0.16%
Total Annual Fund Operating Expenses	2.32%	2.89%	1.99%
Fee Waiver and/or Expense Reimbursement(1)	-0.61%	-0.58%	-0.68%
Total Annual Fund Operating Expenses after Fee Waiver and/or Expense Reimbursement	1.71%	2.31%	1.31%

(1)
Sterling Global Strategies LLC (the “Sub-Adviser”), the Fund’s sub-adviser, has contractually agreed to waive its management fee and/or reimburse Fund expenses to the extent the Fund’s Total Annual Operating Fund Expenses (excluding Distribution and Service (12b-1) Fees, Shareholder Service Fees, Acquired Fund Fees and Expenses, brokerage expenses, interest expense, taxes and extraordinary expenses) exceed 1.15% of the Fund’s average daily net assets. This agreement (the “Expense Agreement”) is in effect through February 28, 2017. The Adviser has agreed to reduce its fee to the extent that the Sub-Adviser is required to waive its management fee under the agreement described above. The Sub-Adviser will be permitted to recover, on a class-by-class basis, expenses it has borne through the Expense Agreement to the extent that the Fund’s expenses in later periods fall below the expense cap in effect at the time of waiver or reimbursement. The Adviser will be permitted to recover from the Fund any management fees it has waived in connection with the Fund, and the Adviser has agreed to remit such recoveries to the Sub-Adviser to the extent the Sub-Adviser is permitted to recover a portion of its management fee pursuant to the foregoing. The Fund will not be obligated to pay any such deferred fees and expenses more than thirty-six months after the end of the fiscal year in which the fee or expense was deferred. The Expense Agreement may not be terminated or modified prior to February 28, 2017 except with the approval of the Board of Trustees.

ALPS | STERLING ETF TACTICAL ROTATION FUND

Example
This example is intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. This example reflects the net operating expenses with expense waivers for the current term of the Fund’s Expense Agreement, which ends February 28, 2017. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$714	$1,179	$1,669	$3,012
Class C Shares	$334	$840	$1,471	$3,168
Class I Shares	$133	$558	$1,009	$2,259
You would pay the following expenses if you did not redeem your shares:
Class A Shares	$714	$1,179	$1,669	$3,012
Class C Shares	$234	$840	$1,471	$3,168
Class I Shares	$133	$558	$1,009	$2,259

The Example does not reflect sales charges (loads) on reinvested dividends and other distributions. If these sales charges (loads) were included, your costs would be higher.

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities or other instruments (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and, for U.S. federal income tax purposes, may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. For the fiscal year ended October 31, 2015, the Fund’s turnover rate was 465% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES OF THE FUND

Although the Fund is not an exchange-traded fund (ETF), it will seek to achieve its investment objective by investing, under normal market conditions, at least 80% of its net assets in ETFs, using the rotation strategy employed for the Sterling Tactical Rotation Index (the “Index”). The rotation strategy employed for the Index seeks to provide absolute returns during all market cycles or conditions by employing an equally weighted strategic rotation model, allocating among ETFs with broad exposure in each of the Index’s six potential asset classes. These include the commodity, real estate investment trust (REIT), bond, international equity (including emerging markets), domestic equity and cash asset classes. While the Fund seeks investment results that correspond (before fees and expenses) generally to the performance of the Index, the Fund does not necessarily purchase all of the ETFs in the Index. Rather, the Fund purchases various combinations of one or more ETFs comparable to those in the Index in seeking performance which corresponds to that of the Index.

This Index is normally comprised only of ETFs. ETFs for purposes of the Fund’s investment strategies typically include both exchange-traded investment companies registered under the both the Securities Act of 1933 (the “1933 Act”) and the Investment Company Act of 1940 (the “1940 Act”), as well as exchange-traded trusts which invest in commodities that are only registered under the 1933 Act. Each month, the Fund’s assets are allocated to ETFs in the top two asset classes included in the Index on a 50% - 50% basis. In bullish or rising markets, the Sub-Adviser’s rotation strategy allocates the Fund’s assets between asset classes based on the strength of their sectors. The strategy employed for the Fund uses a multiple data point relative strength formula to decide which two asset classes are experiencing the most strength on a monthly basis. The Fund is then over weighted to the two sectors that are experiencing the most strength. In volatile or declining markets, the Fund may be allocated to ETFs in the cash asset class.

The Fund may be allocated to ETFs in the cash asset class in an attempt to mitigate market volatility and reduce downside risk. Shares of ETFs that may be held by the Fund in the cash asset class include ETFs that primarily invest in fixed-income securities and have an average portfolio duration of one year or less. The Fund has the ability to allocate 100% to ETFs in the cash asset class during broad market declines.

The Index is reallocated on a monthly basis. The Fund will purchase various combinations of one or more ETFs in each of the Index’s six potential asset classes, in accordance with the rotation strategy employed for the Index, in an attempt to approximate the performance of the Index. The ETFs purchased by the Fund are expected to be comparable to, but not necessarily the same as, those in the Index. The Fund will invest in no fewer than one ETF for each asset class represented in the Index, but has the ability, if deemed appropriate, to use a combination of ETFs to achieve its investment objective. The Fund expects to, under normal conditions, invest in 2 to 10 ETFs per asset class, although the Fund may utilize a higher or lower number of ETFs to the extent it deemed appropriate.

The Fund’s policy to invest, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in ETFs may not be changed without written notification to shareholders at least sixty (60) days prior to any change in such policy.

The Sterling Tactical Rotation Index (STRR) is published by NYSE Euronext, and is based on the Sub-Adviser’s proprietary strategy model.

PRINCIPAL RISKS OF THE FUND

The following is a description of the principal risks of the Fund’s portfolio, which may adversely affect its net asset value and total return. There are other circumstances (including additional risks that are described in the Fund’s statement of additional information) which could prevent the Fund from achieving its investment objective. It is important to read all the disclosure information provided and to understand that you may lose money by investing in the Fund. Unless stated otherwise, the principal risks described below are generally applicable to the Fund indirectly through the ETFs in which the Fund invests.

•
Commodity Risk. The Fund’s investments in commodities may subject the Fund to significantly greater volatility than investments in traditional securities and involve substantial risks, including risk of a significant portion on their principal value. The commodities markets may fluctuate widely based on a variety of factors, including overall market movements, domestic and foreign political events, interest rate movements and investor expectations. These include changes in overall market movements, domestic and foreign political, economic, geographical or financial events and policies, war, acts of terrorism, changes in domestic or foreign interest rates and/or investor expectations concerning interest rates, domestic and foreign inflation rates and/or investor expectations concerning inflation rates, investment and trading activities of mutual funds, hedge funds and commodities funds and expectation among market participants that a commodity’s value will soon change. Prices of various commodities may also be affected by factors, such as drought, floods, weather, livestock disease, embargoes, tariffs and other regulatory developments, which are unpredictable. The prices of commodities can also fluctuate widely due to supply and demand disruptions in major producing or consuming regions.

Certain commodities may be produced in a limited number of countries and may be controlled by a small number of producers. As a result, political, economic and supply related events in such countries could have a disproportionate impact on the prices of such commodities.

•
Risks of Investing in Commodity Investments. The physical commodities underlying the commodity investments from time to time may be heavily concentrated in a limited number of sectors, particularly agriculture, base/industrial metals, energy and precious metals. Concentration in a limited number of sectors may result in a greater degree of volatility. The value of the Fund’s investments in commodities is expected to rise or fall in response to changes in the underlying commodity or related index. Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Leveraging may cause the Fund to liquidate portfolio positions to satisfy its obligations or to meet segregation requirements when it may not be advantageous to do so.

•
Risks of Investing in Commodity Swaps. The Fund may invest in swap agreements to seek to enable the Fund to hedge a position or to gain exposure to commodities or an index without investing in specific commodities or instruments. If a counterparty to a swap agreement becomes bankrupt or otherwise fails to perform its obligations under the swap due to financial difficulties, the Fund could suffer losses.

•
Risks of Investing in Commodity Futures and Options. The Fund’s participation in the options and futures markets could subject the Fund’s portfolio to certain risks. The Sub-Adviser’s expectations of movements in the direction of commodities prices may be inaccurate, and the adverse consequences to the Fund may leave the Fund in a worse position than if these strategies were not used.

Other risks inherent in the Fund’s use of futures and options (which may be options on securities or options on futures) include, for example, the possible less-than-full correlation between the price of options and futures contracts and movements in the prices of the investments being hedged, and the possible absence of a liquid secondary market for any particular instrument.

•
Risks of Investing in Commodity-Linked Notes. In addition to commodity risk and general derivatives risk, commodity-linked notes may be subject to additional special risks, such as risk of loss of interest and principal, lack of secondary market and risk of greater volatility, that do not affect traditional equity and debt securities. If payment of interest on a commodity-linked note is linked to the value of a particular commodity, commodity index or other economic variable, the Fund might not receive all (or a portion) of the interest due on its investment if there is a loss of value of the underlying investment.

ALPS | STERLING ETF TACTICAL ROTATION FUND

•
Derivatives Risk. The use of commodity investments and other derivatives by the Fund, including futures, options, and repurchase agreements, involves risks that are different from, and in many cases greater than, the risk associated with investing in securities. A derivative will obligate or entitle the Fund to deliver or receive an asset or cash payment based on the change in value of one or more commodities, securities, currencies or indices. Even a small investment in derivative contracts can have a large impact on the Fund’s market, commodity, currency and interest rate exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when market prices, currency rates or interest rates are changing.

•
Counterparty Risk. A financial institution or other counterparty with whom the Fund does business, or that underwrites, distributes or guarantees any investments or contracts that the Fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments. This could cause losses for the Fund or could delay the return or delivery of collateral or other assets to the Fund.

•
Short Sales Risk. The Fund may engage in short sales, which are subject to special risks. A short sale involves the sale by the Fund of a security or instrument that it does not own with the hope of purchasing the same security or instrument at a later date at a lower price. The Fund may also enter into a short derivative position through a futures contract or swap agreement.

•
Equity Risk. The values of equity securities, such as common stocks and preferred stock, may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. Equity securities generally have greater price volatility than fixed-income securities.

•
Non-U.S. Securities Risk. Non-U.S. securities are subject to the risks of foreign currency fluctuations, generally higher volatility and lower liquidity than U.S. securities, less developed securities markets and economic systems and political and economic instability.

•
Emerging Markets Risk. To the extent that the Fund invests in issuers located in emerging markets, the risk may be heightened by political changes and changes in taxation or currency controls that could adversely affect the values of these investments. Emerging markets have been more volatile than the markets of developed countries with more mature economies.

•
Small- to Mid-Capitalization Companies Risk. The Fund may invest in securities of companies with small- to mid-sized market capitalization. While the Adviser and the Sub-adviser believe these investments often provide significant potential for appreciation, those securities, particularly the securities of smaller-capitalization companies, can present higher risks than do investments in securities of larger companies. Prices of such securities can be more volatile than the securities of larger capitalization firms and can be more thinly traded.

•
Real Estate Investment Trust (“REIT”) Risk. Investing in REITs may subject the Fund to risks similar to those associated with the direct ownership of real estate, including losses from casualty or condemnation, changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes, and operating expenses in addition to terrorist attacks, war, or other acts that destroy real property.

•
Preferred Stock Risk. Typically, a rise in interest rates causes a decline in the value of preferred stock. Preferred stocks are also subject to credit and default risk, which is the possibility that an issuer of preferred stock will fail to make its dividend payments.

•
Credit Risk. There is a risk that issuers and counterparties will not make payments on securities and other investments held by the Fund, resulting in losses to the Fund. In addition, the credit quality of fixed income securities held by the Fund may be lowered if an issuer’s financial condition changes. High yield or junk bonds are more susceptible to these risks than debt of higher quality issuers.

•
Interest Rate Risk. Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of fixed income securities held by the Fund are likely to decrease. Securities with longer durations tend to be more sensitive to changes in interest rates, and are usually more volatile than securities with shorter durations. In certain interest rate environments, such as when real interest rates are rising faster than nominal interest rates, inflation-indexed securities may experience greater losses than other fixed income securities with similar durations.

•
Prepayment and Extension Risk. When interest rates fall, issuers of high interest debt obligations may pay off the debts earlier than expected (prepayment risk), and a Fund may have to reinvest the proceeds at lower yields. When interest rates rise, issuers of lower interest debt obligations may pay off the debts later than expected (extension risk), thus keeping a Fund’s assets tied up in lower interest debt obligations. Ultimately, any unexpected behavior in interest rates could increase the volatility of the Fund’s share price and yield and could hurt Fund performance. Prepayments could also create capital gains tax liability in some instances.

•
Risk of Investing in Other Investment Companies. To the extent the Fund invests in other investment companies, such as ETFs, the Fund’s shareholders will incur certain duplicative fees and expenses, including investment advisory fees. The return on such investments will be reduced by the operating expenses, including investment advisory and administration fees, of such investment funds, and will be further reduced by Fund expenses, including management fees.

•
ETF Investment Risk. ETFs for purposes of the Fund’s investment strategies are either investment companies or trusts that are bought and sold on a securities exchange. The price of an ETF can fluctuate within a wide range, and the Fund could lose money by investing in an ETF if the prices of the securities owned by the ETF go down. ETFs which invest in commodities and that are only registered under the 1933 Act are not investment companies and their shareholders do not have the protections of the 1940 Act. To the extent the Fund invests in a limited number of ETFs that concentrate in a particular industry, it may be more susceptible to economic conditions and risks affecting that industry.

•
Market Risk. Overall securities market risks may affect the value of individual instruments in which the Fund invests. Factors such as domestic and foreign economic growth and market conditions, interest rate levels, and political events affect the securities and derivatives markets. When the value of the Fund’s investments goes down, your investment in the Fund decreases in value and you could lose money.

•
Replication Management Risk. Although the Fund is not required to hold all of the ETFs in the Index, it seeks to replicate the performance of the Index by using a tactical rotation strategy similar to that employed for the Index, and as a consequence, the Fund will not necessarily sell a security solely because the security’s issuer is in financial difficulty.

•
Tracking Risk. Securities or commodities in which the Fund invests will not be able to replicate exactly the performance of the Index because the return generated by the securities or commodities will be reduced by transaction costs incurred in adjusting the actual balance of the securities or commodities. In addition, securities or commodities in which the Fund invests may incur expenses not incurred by the Index, especially when rebalancing holdings to reflect changes in the composition of the Index.

•
Portfolio Turnover Risk. The rotation strategy used by the Fund may result in high portfolio turnover. A higher portfolio turnover will result in higher transactional costs and may result in higher taxes when Fund shares are held in a taxable account.

•
Non-Diversification Risk. The Fund is “non-diversified,” which means that it may own larger positions in a smaller number of securities than funds that are “diversified.” This means that an increase or decrease in the value of a single security likely will have a greater impact on the Fund’s net asset value and total return than a diversified fund.

•
Conflicts of Interest Risk. The Fund is subject to certain potential conflicts of interest arising out of the activities of its service providers. For example, the Fund’s distributor, ALPS Portfolio Solutions Distributor, Inc., or its affiliates, currently provide distribution services to several ETFs which could be purchased by the Fund. If this situation arises, the Adviser will waive a portion of the advisory fee equal to the portion of the fees attributable to the assets of the Fund invested in such ETFs.

•
Concentration Risk – Exchange Traded Funds. The Fund may invest in a limited number of ETFs which concentrate their investments (i.e., invest 25% or more of total assets) in a particular industry. To the extent the Fund invests in a limited number of ETFs that concentrate in a particular industry, it may be more susceptible to economic conditions and risks affecting that industry.

ALPS | STERLING ETF TACTICAL ROTATION FUND

PERFORMANCE INFORMATION

The following information provides some indication of the risks of investing in the Fund by showing how the Fund’s performance has varied over time. The bar chart depicts the change in performance from year to year during the periods indicated. The bar chart figures do not include any applicable sales charges that an investor may pay when they buy or sell shares of the Fund. If sales charges were included, the returns would be lower. The table compares the Fund’s average annual returns for the periods indicated to a broad-based securities market index. The index is not actively managed and is not available for direct investment. The bar charts and performance tables assume reinvestment of dividends and distributions. The Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future. Updated performance information is available on the Fund’s website at www.alpsfunds.com or by calling 866.759.5679.

Annual Total Return (for calendar years ended 12/31)
Class A Shares

Best Quarter – March 31, 2015	-0.88%
Worst Quarter – June 30, 2015	-3.07%

The Fund’s Class A share year-to-date return as of December 31, 2015 was -7.15%.

After-tax returns are calculated using the historically highest individual U.S. federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the table below. The after-tax return information shown below does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or an IRA.

After-tax returns are only shown for Class A shares of the Fund. After-tax returns for Class C shares and Class I shares will vary from those shown for Class A shares due to varying sales charges and expenses among the classes.

Average Annual Total Returns
(for periods ended December 31, 2015)

	1 Year	Since Inception (June 30, 2014)
Class A Shares
Return Before Taxes	-12.23%	-6.75%
Return After Taxes on Distributions	-12.60%	-7.19%
Return After Taxes on Distributions and Sale of Fund Shares	-6.92%	-5.31%
Class C Shares
Return Before Taxes	-8.66%	-3.78%
Class I Shares
Return Before Taxes	-6.68%	-2.69%
Morningstar Global Allocation Index (reflects no deduction for fees, expenses or taxes)	-1.98%	-2.79%
Sterling Tactical Rotation TR Index (reflects no deduction for fees, expenses or taxes)	-8.28%	-4.34%

INVESTMENT ADVISER AND SUB-ADVISER

ALPS Advisors, Inc. (the “Adviser”) serves as the adviser to the Fund. Sterling Global Strategies LLC serves as sub-adviser to the Fund (the “Sub-Adviser”).

PORTFOLIO MANAGER

Mark W. Eicker, Chief Investment Officer of the Sub-Adviser, has been portfolio manager since the Fund’s inception in June 2014.

PURCHASE AND SALE OF FUND SHARES

The Fund offers investors three classes of shares: Classes A, C and I. The minimum investment in Class A shares and Class C shares is $500 for tax-deferred accounts and $2,500 for other accounts. The minimum investment in Class I shares is $1,000,000. Investors generally may meet the minimum investment amount by aggregating multiple accounts within the Fund. There is no subsequent investment minimum.

Purchases, exchanges and redemptions can generally be made only through institutional channels, such as financial intermediaries and retirement platforms. You should contact your financial intermediary or refer to your plan documents for information on how to invest in the Fund.

TAX INFORMATION

For U.S. federal income tax purposes, the Fund’s distributions are taxable and will be taxed as ordinary income, capital gains or, in some cases, qualified dividend income subject to tax at maximum federal rates applicable to long-term capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.